EXHIBIT 99.1

Aggregate, Negotiate + Share! Stock Ticker: GPOX

For Immediate Release:

GPOPlus+ Acquires Nutriumph® Supplements and HERBERALL®

This acquisition marks GPOX’s expansion into the profitable Direct-To-Consumer Vitamin and

Supplement sector while executing its acquisitive growth strategy.

LAS VEGAS, NV (July 13, 2022) GPO Plus, Inc. (OTCQB: GPOX), a publicly traded company of diversified Group Purchasing Organizations (GPOs) uses the power of Group Purchasing to save businesses money, announced the signing of an asset purchase agreement to acquire Nutriumph® Supplements (“Nutriumph®”) including its flagship product HERBERALL® from Orev, LLC, a Nevada limited liability company, (“OREV”).

In addition, we are pleased to announce that Nadege Bellissan has been appointed CEO of the Nutriumph® division of GPOX. Ms. Bellissan was the founder of Nutriumph® and has over a decade of retail experience including marketing, operations, event coordination, merchandising, and sales team management.

Nutriumph® developed a strong direct-to-consumer (DTC) online sales infrastructure including optimized and seasoned seller accounts on Amazon, Walmart Marketplace, Etsy, and eBay as well as their primary websites Nutriumph.com and HERBERALL.com. The Nutriumph® product line will be featured as part of the portfolio of consumer packaged goods for the Phase One Launch of DISTRO+, GPOX’s distribution division, and GPO for specialty retailers and wholesalers.

As a special thanks to all GPOX shareholders, we’ve activated the promo code GPOX on Nutriumph.com and Herberall.com for 30% off all orders for the next 30 days.

Nadege Bellissan, CEO of the Nutriumph® division, said “I am thrilled to be working with the team at GPOX! This partnership will open new doors for Nutriumph® and position the company for true growth in the vitamin and nutraceuticals markets. We are looking forward to hitting the ground running and launching several new products by the end of the year.”

Laurence Ruhe, CFO of GPOX, said “We are extremely pleased to have reached an agreement with Nutriumph® that will allow GPOX’s business to expand our product base to our members while increasing revenue and creating additional shareholder value.

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

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Aggregate, Negotiate + Share! Stock Ticker: GPOX

Brett H. Pojunis, CEO of GPOX, said “We are extremely excited to have Nadege join the GPOX team and continue growing our business together! Additionally, this asset purchase is an important step forward in the overall execution of our acquisitive growth strategy.”

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About Nutriumph® + HERBERALL®

Nutriumph® is an innovative supplement company whose mission is to offer premium nutraceuticals to assist consumers to reach their health and wellness goals with natural ingredients. Nutriumph® products are made with the finest quality ingredients but unlike many other supplement manufacturers, their products come with strict key certifications including but not limited to Gluten-Free, Sugar-Free, 100% Vegan, Non-GMO, and USDA Certified Organic. All Nutriumph® products are Made in the USA at FDA inspected facilities that follow Good Manufacturing Practices (cGMP). Nutriumph® has offices in Las Vegas, Nevada, and Los Angeles, California, and its Laboratory is located in Newnan, Georgia.

Nutriumph®’s top-selling product HERBERALL® is a powerful and 100% natural dietary Brain support supplement (Nootropic) blend that promotes mental awareness and alertness. Designed as a natural alternative to potentially harmful and addiction-forming ADD/ADHD medications. Made from herbs and plants, HERBERALL® improves your energy and mental focus without jitters or crashes.

For more information, please visit www.Nutriumph.com and www.Herberall.com

About GPOPlus+ (GPOX)

Headquartered in Las Vegas, Nevada, GPOPlus+ (OTCQB: GPOX) is a publicly traded company of diversified Group Purchasing Organizations (GPOs).

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

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Aggregate, Negotiate + Share! Stock Ticker: GPOX

Our Purpose is to save businesses money by activating the power of Group Purchasing and our Mission is to create value for our GPO Members, partners, and suppliers while creating long term shareholder value.

Our Mantra:

We Aggregate, Negotiate + Share!

•	Aggregate - We aggregate the purchasing power of our Members.
•	Negotiate - We leverage buying power to negotiate discounts.
•	Share - We share the discounts with our Members and save them money.

For more information, please visit www.GPOPlus.com. To activate your free GPOX Investor Account at www.GPOPlus.com/ir.

Information about Forward-Looking Statements

This press release contains “forward-looking statements” that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and managers, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company’s need for additional funding, governmental regulation of the cannabis industry, the impact of competitive products and pricing, the demand for the Company’s products, and other risks that are detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. The Company expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of the Company with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the Company’s actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. The Company has no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting GPO Plus, Inc. GPOX, please refer to the Company’s recent Securities and Exchange Commission filings, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Nutriumph® Contact:

Nadege Bellissan, CEO

Las Vegas, NV

Email: contact@nutriumph.com

Phone Number: 562.999.1686

Shareholder Success Team + Investor Relation Contacts:

Brett H. Pojunis, CEO

Email: ir@gpoplus.com

Shareholder’s Line: 855.935.GPOX (4769)

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Press Release Keywords:

•	GPO Plus, GPOX, Nutriumph, HERBERALL, nootropic, vitamins, nutraceuticals, supplements, DISTRO+, OTCQB, Las Vegas, Tampa, Asset Purchase,

GPO Plus, Inc. 3571 E. Sunset Road, Suite 300 | Las Vegas, NV 89120 www.GPOPlus.com | 702.840.1020 | info@gpoplus.com

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